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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 12, 2000, included in this Pactiv Corporation Thrift Plan for Hourly Employees Annual Report on Form 11-K, for the year ended December 31, 1999, into the Plan's previous filed Form S-8 Registration Statement file No. 333-33484.




ARTHUR ANDERSEN LLP


Chicago, Illinois
June 26, 2000